Exhibit 99.1

Darling Ingredients Inc. Announces Closing of Private Offering of $750 Million of Unsecured Senior Notes due 2030.

IRVING, TEXAS, June 9, 2022 –– Darling Ingredients Inc. (NYSE: DAR) (“Darling” or the “Company”) today announced the closing of its private offering of $750 million aggregate principal amount of its unsecured senior notes due 2030 (the “notes”). The notes bear interest at 6% per annum, payable semi-annually in arrears on June 15 and December 15 of each year, commencing on December 15, 2022. The notes will initially be guaranteed by all of Darling’s subsidiaries that are “restricted subsidiaries” under the indenture, other than foreign subsidiaries, that are borrowers under or that guarantee Darling’s senior secured credit facilities under its second amended and restated credit agreement dated January 6, 2014, as amended.

Darling intends to use the proceeds from the offering of the notes (i) for general corporate purposes, including acquisitions, repayment of indebtedness and capital expenditures; and (ii) to pay the costs, commissions, fees, and expenses incurred in connection with the offering of the notes (including the initial purchasers’ discount). Darling may temporarily apply proceeds to reduce revolving credit indebtedness or invest in cash equivalents, U.S. government securities and other high-quality debt investments pending application of the proceeds.

The notes and related guarantees will be offered in the United States to persons reasonably believed to be “qualified institutional buyers” in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act. The notes and related guarantees will not be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the notes and related guarantees, nor shall there be any offer to sell, solicitation of an offer to buy or sale of the notes and related guarantees, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About Darling

Darling Ingredients Inc. (NYSE: DAR) is the largest publicly traded company turning food waste into sustainable products and a leading producer of renewable energy. Recognized as a sustainability leader, the company operates 250 plants in 17 countries and repurposes nearly 15% of the world’s meat industry waste streams into value-added products, such as green energy, renewable diesel, collagen, fertilizer, animal proteins and meals and pet food ingredients. To learn more, visit darlingii.com. Follow us on LinkedIn.

Cautionary Statements Regarding Forward-Looking Information

This press release contains “forward-looking” statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. Statements that are not statements of historical facts are “forward-looking” statements and are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “estimate,” “project,” “planned,” “contemplate,” “potential,” “possible,” “proposed,” “intend,” “believe,” “anticipate,” “expect,” “may,” “will,” “would,” “should,” “could” and similar expressions are intended to identify “forward-looking” statements. “Forward-looking” statements are based on the Company’s current expectations and assumptions regarding its business, the economy and other future conditions. The Company cautions readers that any such “forward-looking” statements it makes are not guarantees of future performance and that actual results may differ materially from anticipated results or expectations expressed in its “forward-looking” statements as a result of a variety of factors, including many that are beyond the Company’s control. These factors include, among others, existing and unknown future limitations on the ability of the Company’s direct and indirect subsidiaries to make their cash flow available to the Company for payments on the Company’s indebtedness or other purposes; global demands for bio-fuels and grain and oilseed commodities, which have exhibited volatility, and can impact the cost of feed for cattle, hogs and poultry, thus affecting available rendering feedstock and selling prices for the Company’s products; reductions in raw material volumes available to the Company due to weak margins in the meat production industry as a result of higher feed costs, reduced consumer demand or other factors, reduced volume from food service establishments or otherwise; reduced demand for animal feed; reduced finished product prices, including a decline in fat and used cooking oil finished product prices; changes to worldwide government policies relating to renewable fuels and greenhouse gas emissions that adversely affect programs like the U.S. government’s renewable fuel standard, low carbon fuel standards and tax credits for biofuels both in the United States and abroad; possible product recall resulting from developments relating to the discovery of unauthorized adulterations to food or food additives; the occurrence of 2009 H1N1 flu (initially known as “Swine Flu”), highly pathogenic strains of avian influenza (collectively known as “Bird Flu”), severe acute respiratory syndrome (“SARS”), bovine spongiform encephalopathy (“BSE”), porcine epidemic diarrhea (“PED”) or other diseases associated with animal origin in the United States or elsewhere, such as the outbreak of African Swine Fever (“ASF”) in China and elsewhere; the occurrence of pandemics, epidemics or disease outbreaks, such as the current novel coronavirus (COVID-19) outbreak; unanticipated costs and/or reductions in raw material volumes related to the Company’s compliance with the existing or unforeseen new U.S. or foreign (including, without limitation, China) regulations (including new or modified animal feed, Bird Flu, SARS, PED, BSE, ASF or similar or unanticipated regulations) affecting the industries in which we operate or our value added products; risks associated with the DGD Joint Venture, including possible unanticipated operating disruptions and issues relating to the announced expansion project; risks and uncertainties relating to international sales and operations, including imposition of tariffs, quotas, trade barriers and other trade protections imposed by foreign countries; difficulties or a significant disruption in the Company’s information systems or failure to implement new systems and software successfully, risks relating to possible third party claims of intellectual property infringement; increased contributions to the Company’s pension and benefit plans, including multiemployer and employer-sponsored defined benefit pension plans as required by legislation, regulation or other applicable U.S. or foreign law or resulting from a U.S. mass withdrawal event; bad debt write-offs; loss of or failure to obtain necessary permits and registrations; continued or escalated conflict in the Middle East, North Korea, Ukraine or elsewhere; uncertainty regarding the exit of the United Kingdom from the European Union; and/or unfavorable export or import markets. These factors, coupled with volatile prices for natural gas and diesel fuel, climate conditions, currency exchange fluctuations, general performance of the United States and global economies, disturbances in world financial, credit, commodities and stock markets, and any decline in consumer confidence and discretionary spending, including the inability of consumers and companies to obtain credit due to lack of liquidity in the financial markets, among others, could cause actual results to vary materially from the “forward-looking” statements in this press release or negatively impact the Company’s results of operations. Among other things, future profitability may be affected by the Company’s ability to grow its business, which faces competition from companies that may have substantially greater resources than the Company. Other risks and uncertainties regarding the Company, its business and the industries in which it operates are referenced from time to time in the Company’s filings with the Securities and Exchange Commission. The Company is under no obligation to (and expressly disclaims any such obligation to) update its “forward-looking” statements whether as a result of change of circumstances, new events or otherwise.

For More Information, contact:

Suann Guthrie, Vice President, Investor Relations, Sustainability and Global Communications

Suann.Guthrie@darlingii.com

(1) 469-214-8202

2